SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 28, 2004
Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue
New York, New York 10106
(Address of Principal Executive Offices) (Zip Code)

(212) 887-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.   Results of Operations and Financial Condition.

On October 28, 2004, the Registrant issued a press release reporting financial results and earnings for the Registrant's quarterly period ended September 30, 2004.

The information contained in Item 2.02 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under that Section. In addition, the information contained in Item 2.02 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.   Regulation FD Disclosure.

See Item 2.02 above.

Item 8.01.   Other Events.

Optional Redemption of Series A Debentures

On October 28, 2004, the Registrant issued a notice to the Wilmington Trust Company of its intention to redeem its 7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series A, Due 2016 (the "Series A Debentures"). The Series A Debentures were issued by the Company in the aggregate principal amount of $72,164,960 to its wholly owned subsidiary, the Hearst-Argyle Capital Trust (the "Trust"), on December 20, 2001 pursuant to an Indenture by and between the Registrant and Wilmington Trust Company, as Trustee. The Registrant intends to redeem all of its outstanding Series A Debentures on December 31, 2004 (the "Redemption Date") at a price of $52.625 per $50.00 principal amount of Series A Debentures, plus accrued and unpaid interest (the "Redemption Price") in accordance with the terms of the Indenture. The redemption of the Series A Debentures will trigger a simultaneous redemption by the Trust of 1.4 million shares of its 7.5% Series A Convertible Securities (the "Series A Trust Preferred"), which the Trust issued in a private placement on December 20, 2001, at the same price and on substantially the same terms as the redemption of the Series A Debentures. The Series A Trust Preferred are effectively convertible, at the option of the holder, at any time up to the Redemption Date, into shares of the Company's Series A Common Stock at a rate of 2.005133 shares of Series A Common Stock per $50 principal amount of Series A Debentures (an effective conversion price of $24.9360 per share). On the Redemption Date, the Redemption Price will become due and payable upon the Series A Debentures and interest on the Series A Debentures will cease to accrue.

Amendment to Long Term Incentive Compensation Plan

On September 22, 2004, the Registrant's Board of Directors approved an amendment to the Registrant's 2004 Long Term Incentive Compensation Plan (the "Plan"). The amendment eliminates the provision that allowed for the repricing of options under the Plan.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

Item	Exhibit

99.1	Press Release dated October 28, 2004.

99.2	Amended 2004 Long Term Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

	By:	/S/ JONATHAN C. MINTZER

Jonathan C. Mintzer
Vice President, General Counsel and Secretary
Date: October 28, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of the Registrant, dated October 28, 2004.

99.2	Amended 2004 Long Term Incentive Compensation Plan.